EXHIBIT 32.1

SECTION 1350 CERTIFICATIONS

In connection with the Quarterly Report of Avatech Solutions, Inc. (the “Company”) on Form 10-Q for the period ending March 31, 2005 as filed with the Securities and Exchange Commission and to which this Certification is an exhibit (the “Report”), the undersigned hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company for the periods reflected therein.

Date: May 16, 2005	/s/ Donald R. Walsh
Donald R. Walsh
Chief Executive Officer

/s/ Christopher D. Olander
Christopher D. Olander
Acting Principal Financial Officer

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